SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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                                  June 9, 2004
                Date of Report (Date of earliest event reported)


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                                ACTEL CORPORATION
             (Exact name of registrant as specified in its charter)

       California                    0-21970                  77-0097724
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
    of incorporation)                                    Identification Number)

         2061 Stierlin Court
      Mountain View, California                               94043-4655
(Address of principal executive offices)                      (Zip Code)

                                 (650) 318-4200
                         (Registrant's telephone number,
                              including area code)


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                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

         Exhibit Number                       Description
         --------------    ---------------------------------------------------
              99.1         Financial Update dated June 9, 2004.

Item 9. Regulation FD Disclosure


     On June 9, 2004, Actel Corporation posted on its website a financial update for the second quarter of 2004, which ends on July 4, 2004. A copy of the financial update is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   ACTEL CORPORATION




      Date: June 9, 2004              By:       /s/ Jon A. Anderson
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                                                  Jon A. Anderson
                                              Vice President of Finance
                                             and Chief Financial Officer